SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2002

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

None.

     (b)  Pro Forma Financial Information

None.

     (c)  Exhibits

Exhibit 99.1	Goodrich Corporation Press Release dated July 23, 2002 titled “Goodrich Announces Second Quarter 2002 Results”.

ITEM 9. REGULATION FD DISCLOSURE

     On July 23, 2002, Goodrich Corporation issued a press release announcing its earnings for the three-month period ended June 30, 2002. A copy of such press release is included as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: July 24, 2002	By:	/s/ Robert D. Koney, Jr.

Robert D. Koney, Jr. Vice President and Controller

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